Sales and advertising expense	12 Months Ended
Dec. 31, 2025
Sales and advertising expense
Sales and advertising expense
25 Sales and advertising expense
Sales and advertising expense is comprised of the following:

	For the year ended December 31,
In thousands of USD	2023	2024	2025
Staff costs	6,755	5,643	4,448
Advertising campaigns	12,867	9,737	12,055
Selling expenses	1,836	1,908	2,883
Sales and advertising expense	21,458	17,288	19,386
Sales and advertising expense increase by 12.1% from USD 17.3 million in 2024 to USD 19.4 million in 2025, mostly as a result of an increase in marketing expenditure in 2025 compared to 2024. The increase reflects higher marketing investments to support customer acquisition and engagement, while maintaining efficiency through targeted and performance-driven campaigns.